UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported): December 31, 2008

LUFKIN INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

TEXAS	000-02612	75-0404410
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 SOUTH RAGUET, LUFKIN, TEXAS	75904
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 634-2211

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Various management severance and employment agreements were amended and restated from their effective date in order to bring the terms of the agreements into compliance with Section 409A of the Internal Revenue Code of 1986, as amended within the transition period ending December 31, 2008. The restated and amended agreements are filed as exhibits to this report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.
10.1	Amended and Restated Severance Agreement, dated as of January 21, 2008, between Lufkin Industries, Inc. and Mark E. Crews.
10.2	Amended and Restated Severance Agreement, dated as of February 12, 2008, between Lufkin Industries, Inc. and Terry L. Orr.
10.3	Amended and Restated Severance Agreement, dated as of March 1, 2008, between Lufkin Industries, Inc. and John F. Glick.
10.4	Amended and Restated Severance Agreement, dated as of May 7, 2008, between Lufkin Industries, Inc. and Christopher L. Boone.
10.5	Amended and Restated Severance Agreement, dated as of January 1, 2005, between Lufkin Industries, Inc. and Paul G. Perez.
10.6	Amended and Restated Severance Agreement, dated as of January 1, 2005, between Lufkin Industries, Inc. and Scott H. Semlinger.
10.7	Amended and Restated Employment Agreement, dated as of March 1, 2008, between Lufkin Industries, Inc. and John F. Glick.
10.8	Amended and Restated Employment Agreement, dated as of August 18, 2006, between Lufkin Industries, Inc. and Paul G. Perez.
10.9	Amended and Restated Employment Agreement, dated as of August 18, 2006, between Lufkin Industries, Inc. and Scott H. Semlinger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUFKIN INDUSTRIES, INC.

By	/s/ Christopher L. Boone
Christopher L. Boone
Vice President/Treasurer/Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:           December 31, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Severance Agreement, dated as of January 21, 2008, between Lufkin Industries, Inc. and Mark E. Crews.
10.2	Amended and Restated Severance Agreement, dated as of February 12, 2008, between Lufkin Industries, Inc. and Terry L. Orr.
10.3	Amended and Restated Severance Agreement, dated as of March 1, 2008, between Lufkin Industries, Inc. and John F. Glick.
10.4	Amended and Restated Severance Agreement, dated as of May 7, 2008, between Lufkin Industries, Inc. and Christopher L. Boone.
10.5	Amended and Restated Severance Agreement, dated as of January 1, 2005, between Lufkin Industries, Inc. and Paul G. Perez.
10.6	Amended and Restated Severance Agreement, dated as of January 1, 2005, between Lufkin Industries, Inc. and Scott H. Semlinger.
10.7	Amended and Restated Employment Agreement, dated as of March 1, 2008, between Lufkin Industries, Inc. and John F. Glick.
10.8	Amended and Restated Employment Agreement, dated as of August 18, 2006, between Lufkin Industries, Inc. and Paul G. Perez.
10.9	Amended and Restated Employment Agreement, dated as of August 18, 2006, between Lufkin Industries, Inc. and Scott H. Semlinger.